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                                                                   EXHIBIT 10.49


                      SECOND AMENDMENT TO LEASE AGREEMENT
                      -----------------------------------


     THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Second Amendment"), is made this 28th day of June, 1993, by and between CONCOURSE VI ASSOCIATES (as "Landlord") and AMERICA'S FAVORITE CHICKEN COMPANY (as "Tenant").


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement (the "Original Lease"), dated as of December 31, 1992, for certain space more particularly described in the Original Lease (the "Premises") in a building known as Concourse Corporate Center VI (the "Building").

     WHEREAS, Landlord and Tenant did enter into that certain First Amendment to Lease Agreement (the "First Amendment"), dated as of January ___, 1993.

     WHEREAS, the Original Lease, as modified by the First Amendment, is herein sometimes collectively referred to as the "Lease."

     WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

     1.   Option.  In addition to, and not in lieu of, the rights granted to
          ------
Tenant in Special Stipulation 11 of the Original Lease, Tenant is hereby granted an option to lease, and Landlord hereby grants Tenant an option to lease, that certain area on the fifteenth (15th) floor of the Building, in the area shown on Exhibit "A", attached hereto and by this reference incorporated herein (the
-----------
"Option Space").  Provided this Lease is then in full force and
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effect and Tenant is in full compliance with the terms and conditions of this
Lease, then beginning on the Commencement Date and continuing for one (1) year thereafter, Tenant shall have the option to lease the Option Space, on and subject to the following terms and conditions:

          (a) Tenant shall exercise its option to lease the Option Space by giving Landlord written notice thereof at any time prior to twelve (12) months after the Commencement Date. If Tenant fails to give such notice within said period, Tenant shall have no further right to lease the Option Space.

          (b) The base rent for the Option Space shall be at the same rate of Monthly Rental (on a per square foot per annum basis) then being paid by Tenant for the Premises, which rate of Monthly Rental shall increase as provided in the Lease.

          (c) The Rent for the Option Space shall commence and be due and payable from Tenant on the earliest to occur of (i) the date Tenant first occupies the Option Space, (ii) ninety (90) days after Tenant gives the notice to Landlord specified in Paragraph 1(a) above, or (iii) twelve (12) months after the Commencement Date (it being acknowledged and agreed to that Tenant may have the obligation to commence paying Rent on the Option Space prior to the completion or Tenant's occupancy thereof).

          (d) Landlord shall cause the tenant fit-up and finish work in the Option Space to be completed in accordance with plans and specifications to be agreed upon by Landlord and Tenant, in their respective reasonable judgment, and shall provide an allowance for the tenant fit-up and finish work in the Option Space equal to $41.50 per usable square foot within the Option Space multiplied by a fraction, the numerator of which shall be the number of months left in the initial ten (10) year Term after Tenant commences paying rent for the Option Space, and the denominator of which shall be one hundred twenty (120) (the "Option Space Allowance"). To the extent the costs to complete the tenant fit-up and finish work in the Option Space are greater than the Option Space Allowance, then the amount of such excess shall be paid by Tenant to Landlord on demand.

          (e) Except as expressly set forth to the contrary herein, all other terms and conditions of this Lease shall apply to the Option Space, and from and after the date Tenant elects to lease the Option Space, the Option Space shall be and shall be deemed to be a part of the Premises.

     2.   Rights as to First Refusal Space.  (a) In addition to and not in lieu
          --------------------------------
of anything contained to the contrary in the Original Lease, if, with respect to the 15th floor, upon which Tenant has a right-of-first-refusal under the Lease, Tenant does not elect to lease space offered to Tenant under such a right-of-first-refusal, then as long as no Event of Default of the part of Tenant then exists, such right shall exist after the end of the term of the third-party lease (including any renewals or extensions thereof, whether a part of such lease or not) for which Tenant has elected not to exercise its right of first refusal.

          (b) In addition to and not in lieu of anything contained to the contrary in the Lease, if Tenant, with respect to the 15th floor of the Building, does elect to lease space upon and after an offer, then Tenant shall lease, as a part of such election, for the first six (6) Lease Years, the greater of (i) the amount of square footage to be leased under the third-party
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offer and lease, or (ii) the lesser of (A) twelve thousand five hundred (12,500)
                             ------
rentable square feet, or (B) the remainder of the 15th floor of the Building not then leased by Tenant, and thereafter, the greater of (i) the amount of square
                                           -------
footage to be leased under the third-party offer and lease, or (ii) the remainder of the 15th floor of the Building not then leased by Tenant.

     3.   Additional Space Leased.  (a) Subject to the terms and conditions of
          -----------------------
Paragraph 3(b) herein, Tenant hereby agrees to lease from Landlord, and Landlord hereby agrees to lease to Tenant, certain space on the fifth (5th) floor of the Building, consisting of one thousand three hundred ninety-five (1,395) usable square feet and one thousand six hundred eighteen (1,618) rentable square feet, more or less, as more particularly shown on Exhibit "B", attached hereto and by
                                            -----------
this reference incorporated herein (the "5th Floor Space"). Such 5th Floor Space shall be leased subject to and in accordance with the following terms and conditions:

          (i) With respect to the relocation rights of Landlord, which do exist as to the 5th Floor Space, any such relocation of the 5th Floor Space shall be no further from a freight elevator than the 5th Floor Space is. Landlord shall attempt to achieve such relocation of the 5th Floor Space on any floor below the 5th Floor Space, but there shall be no requirement that such space be below the 5th Floor Space in the Building.
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          (ii)  (I) Tenant may use the 5th Floor Space as a laboratory kitchen;
provided, however, that Tenant shall take all precautions to ensure (A) that no odors are emitted from the Premises; (B) that no increases in premiums, dues or the like for insurance are due or demanded as a result of or in connection with such activity; (C) that there is no impact or effect on the availability of all appropriate insurance coverage on the Building or the Premises as a result of or in connection with such use; (D) that all waste or refuse associated with any such use is disposed of in a safe and lawful manner, acceptable to Landlord in Landlord's sole discretion; (E) that there is no danger to life or property associated with such activity and use; and (F) that only customary Building services are required for the 5th Floor Space.

          (II) Tenant shall keep clean at all times the area and corridor between the freight elevator and the 5th Floor Space, and such obligation may include the requirement that such area and corridor be cleaned through or under Tenant more than once per day. If Tenant for any reason fails to so clean the area and corridor to the satisfaction of Landlord, then Landlord may elect, at its option and in its sole discretion, to clean such area and corridor itself, and charge Tenant the costs thereof (which Tenant shall pay within fifteen (15) days after Landlord's demand therefor); provided, however, that prior to Landlord so undertaking such clean-up activities, Landlord shall provide notice to Tenant of Landlord's dissatisfaction with the cleaning being provided by Tenant, and Tenant shall have five (5) days after such notice from Landlord to clean-up the aforesaid area and corridor to Landlord's satisfaction, and if Landlord is so satisfied, then Landlord shall not exercise such right unless and until Landlord is once again dissatisfied with such cleaning being done by Tenant.

          (iii) Landlord shall cause the tenant fit-up and finish work in the 5th Floor Space to be completed in accordance with plans and specifications to be agreed upon by Landlord and Tenant, in their respective reasonable judgment, and shall provide an allowance for the tenant fit-up and finish work in the 5th Floor Space equal to $41.50 per usable square foot within the 5th Floor Space multiplied by a fraction, the numerator of which shall be the number of months left in the initial ten (10) year Term after Tenant commences paying rent for the 5th Floor Space, and the denominator of which shall be one hundred twenty
(120) (the "5th Floor Allowance"). To the extent the costs to complete the tenant fit-up and finish work in the 5th Floor Space are greater than the 5th Floor Space Allowance, then the amount of such excess shall be paid by Tenant to Landlord on demand.

          (iv) All other terms and conditions which apply to the Premises and which are not expressly addressed in this Second Amendment shall apply to the 5th Floor Space, and from and after the date of this Second Amendment, the 5th Floor Space shall be and shall be deemed to be a part of the Premises.

          (b) Tenant's obligation to lease the Fifth (5th) Floor Space is contingent upon Tenant and Landlord entering into a lease for a restaurant of Tenant's in the Building (the "Restaurant Lease"). If Landlord and Tenant have not executed and delivered the Restaurant Lease on or before June 1, 1993, then this entire Paragraph 3 shall be null, void, and of no force and effect.
Nothing contained herein shall mean or be deemed to mean that either Tenant of Landlord shall have the right to terminate the lease as to the Fifth (5th) Floor Space if the Restaurant Lease is terminated after it is originally executed and delivered.

     4.   Tenant's Right to Install Satellite Antenna Module
          --------------------------------------------------

          (a) Subject to the terms and conditions as described below, Tenant shall have the right to place on the roof of the Building a satellite antenna module (the "Antenna") and related hardware and cabling, connected to the Premises, provided Tenant obtains and pays for all permits and license fees which may be required to be paid for the erection and maintenance of any and all such Antenna. The right of Tenant to install such Antenna is expressly conditioned upon Tenant's Antenna not interfering with any antennae presently existing on or within the Concourse Project, and Tenant hereby covenants and agrees that this Antenna will not so interfere.

          (b) Tenant shall furnish detailed plans and specifications for such Antenna systems to Landlord for Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, provided Landlord may condition its consent by requiring that such systems be installed in the least conspicuous of all acceptable locations on which the systems might be located and that all components and elements thereof (except the terminal devices and structures) be concealed from view from within and without the Building. Upon the giving of such consent, such systems shall be installed, at Tenant's expense, by a contractor selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed. In the installation of such systems, Tenant shall comply with all applicable laws, and keep the Premises, Building and Property free and clear from liens arising from or related to Tenant's installation. Tenant shall be entitled to use such portions of the Building as may be reasonably necessary for the installation, operation and maintenance of the Antenna, and Tenant shall have reasonable access to such portions of the Building at all times throughout the term of this Lease for such purposes; provided however, that except for the roof, any cables, conduits or other physical connections between such Antenna and the Premises shall be concealed underground or within permanent walls, floors, columns and ceilings of the Building and in the shafts of the Building provided for such installations, not damaging the appearance of the Building or reducing the usable or rentable space of the Building; and provided further, that except for the roof and Premises, any installation or maintenance work performed by Tenant or at Tenant's direction shall be performed without unreasonably interfering with Landlord's or any other tenant's use of the Building, and upon completion of such installation and maintenance (initially and from time to time) Tenant shall restore such portions of the Building to a condition reasonably comparable to that existing prior to such installation or maintenance.

          (c) Tenant shall be responsible for procuring whatever licenses or permits may be required for the use of such systems or operation of any equipment served thereby, and Landlord shall cooperate with Tenant, at Tenant's expense, in procuring such licenses or permits, to the extent required by applicable laws. Tenant shall also be responsible for procuring insurance for claims arising out of or with respect to said insurance or in the alternative for providing that all of Tenant's existing insurance policies apply to and cover the Antenna. Tenant shall provide proof to Landlord of such insurance coverage (whichever applies).
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          (d)  Landlord makes no warranties whatsoever as to the permissibility of such systems under applicable laws. Tenant's Antenna shall not constitute a nuisance, or unreasonably interfere with the operations of other tenant of the Building or with the normal use of the area surrounding the Building by occupants thereof.

          (e) Upon termination or expiration of this Lease, Tenant shall remove the Antenna installed by it pursuant to this Paragraph, at its expense, and shall repair and restore the Building to a condition comparable to that existing prior to such installation, normal wear and tear excepted. Landlord reserves the right to relocate said Antenna at Landlord's sole expense, provided such relocation, in the sole reasonable opinion of Tenant, shall have no adverse impact on the operations of such Antenna.

          (f) Tenant shall pay to Landlord, at the same time Tenant pays Rent to Landlord under the Lease, the sum of Five Hundred and No/100 Dollars ($500.00) per month, for each and every month in which said Antenna is on or connected to the Building.

     5.   Additional Storage Space.  In addition to the storage space provided
          ------------------------
and leased to Tenant in the Lease, Landlord hereby rents and leases to Tenant, and Tenant hereby rents and leases from Landlord, six hundred seventy-one (671) square feet (more or less) of basement space in the Building (the "Additional Storage Space"), as more particularly shown on Exhibit "C" attached hereto and
                                               -----------
by this reference incorporated herein, upon the same terms and conditions as contained in the Lease, except as follows:

(i) the Monthly Rental for the Additional Storage Space shall be Five Hundred Fifty-Nine and 17/100 Dollars ($559.17) (based on $10.00 per square foot per year, and adjusted on the basis of the exact number of square feet within and a part of the Additional Storage Space).

(ii) Tenant shall not be obligated to pay "Operating Costs" (as that term is herein defined) with respect to the Additional Storage Space;

(iii) Tenant may use the Additional Storage Space only as a storage area and people may not be assigned to work therein on a full time basis;

(iv)  Landlord shall provide only the following services to the Additional
                            ----
Storage Space:

              (A)   electricity;

              (B)   elevator access;

              (C)   janitor service for common areas; and

              (D)   climate control.

(v) The Additional Storage Space shall not be included in determining the number of parking spaces Landlord must provide to Tenant.

     6.   Commencement Date.  Special Stipulation #4 of the Original Lease is
          -----------------
amended by deleting from the first sentence of said Special

Stipulation the date "August 1, 1993" and substituting in lieu thereof the date "June 1, 1993", such that the "Commencement Date" for the Lease shall be June 1, 1993.

     7.   Work Agreement Fee.  Section 5.02 of Exhibit "C" of the Original Lease
          ------------------                   -----------
is amended by deleting from the second sentence of the second paragraph of said section the date "August 1, 1993" and substituting in lieu thereof the date "June 1, 1993", such that Landlord's fee of $27,860.00 for reviewing Tenant Improvement Construction Documents and performing certain other functions under the Work Agreement shall by payable by Tenant on or before June 1, 1993.

     8.   Operating Costs; Original Lease.  Landlord and Tenant hereby agree
          -------------------------------
that with respect to the Original Lease, that it was the intent that the Initial Operating Costs of 47.40 per rentable square foot per annum be a part of and included withinn the Monthly Rental, and that the obligations of Tenant to pay Operating Costs shall only be to pay Tenant's Share of Operating costs in excess
of the Initial Operating Costs.   To the extent that Paragraph 3 and Special
Stipulation No. 1 of the Original lease are inconsistent with this provision, then Paragraph 3 and Special Stipulation No. 1 of the Original Lease are deemed modified.

     9.   No Other Modifications.  Except as expressly modified by this Second
          ----------------------
Amendment, the Lease remains unmodified and of no further force or effect.

     10.  Transfers, Successors and Assigns.  This Second Amendment shall inure
          ---------------------------------
to the benefit of and shall be binding upon Landlord, Tenant, and their respective transfers, successors and assigns.

     IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered, on the day and year first above written.


                                      "LANDLORD"

                                      CONCOURSE VI ASSOCIATES, a Georgia
                                      general partnership

                                      By:  Landmark Forty-Two, L.P., a Georgia
                                           limited partnership, as the
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                                           managing general partner of
                                           Concourse VI Associates



                                      By:  The Landmarks Group Properties
                                           Corporation, a Georgia corporation,
                                           as the sole general partner of
                                           Landmark Forty-Two, L.P.

                                      By:  /s/
                                         ----------------------------------
                                         Its:
                                             ------------------------------

                                      By: /s/
                                         ----------------------------------
                                         Its:
                                             ------------------------------

                                                    (CORPORATE SEAL)


                      [Signatures continued on next page]

                                      "TENANT"

                                      AMERICA'S FAVORITE CHICKEN COMPANY,
                                      a Minnesota corporation

                                      By: /s/
                                         ---------------------------------
                                         Its:
                                             -----------------------------

                                      By: /s/
                                         ---------------------------------
                                         Its:
                                             -----------------------------

                                                   (CORPORATE SEAL)